UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): June 3, 2005 (May 27, 2005)

                                Friedman's Inc.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                    0-22356                   58-20583
 (State or Other Jurisdiction      (Commission File           (IRS Employer
       of Incorporation)               Number)             Identification No.)


                             171 Crossroads Parkway
                            Savannah, Georgia 31422
                    (Address of Principal Executive Offices)

                                 (912) 233-9333
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

         On May 27, 2005, Friedman's Inc. ("Friedman's" or the "Company"), a debtor and debtor-in-possession under chapter 11 of title 11 of the United States Code, and its wholly-owned subsidiaries, FI Stores Limited Partnership, Friedman's Management Corp., Friedman's Florida Partnership, Friedman's Holding Corp., FCJV Holding Corp., Friedman's Investments LLC and Friedman's Beneficiary Inc., each a debtor and debtor-in-possession (collectively, the "Subsidiary Guarantors"), entered into an Amended and Restated Secured Super-Priority Debtor In Possession Credit Agreement (the "Amended and Restated DIP Facility") with the lenders and issuers party thereto, and Citicorp USA ("CUSA") as Administrative Agent. The Amended and Restated DIP Facility amends and restates, in its entirety, the Secured Super-Priority Debtor In Possession Revolving Credit Agreement, dated as of January 31, 2005 (as amended by Amendment No. 1 thereto, dated as of February 25, 2005, the "Original DIP Facility"), with CUSA as Administrative Agent, and a syndicate of lenders, as applicable, in order to provide for a subordinated term loan for $25.5 million (the "Term Loan") as part of the facility, which Term Loan was purchased by the Harbert Distressed Investment Master Fund (the "Harbert Distressed Fund") upon closing.

         Upon closing, the revolving portion of the Amended and Restated DIP Facility was reduced to $99.5 million, so that the total notional amount of the Amended and Restated DIP Facility continued to be $125 million. As of the closing, upon funding of the Term Loan, Friedman's had an additional $12.5 million of revolver availability and will have an additional $12.5 million of availability under its revolving facility upon Friedman's receipt of commitments from its vendors sufficient to satisfy the Company's 2005 holiday sales season merchandise requirements.

         Availability under the revolving portion of the Amended and Restated DIP Facility is subject to the satisfaction of a borrowing base, periodic interest payments, payment of commitment fees and various other fees. The Amended and Restated DIP Facility contains various covenants, including, among other things, meeting certain financial tests and limitations with respect to capital expenditures. In addition, under the Amended and Restated DIP Facility, the Company is required to provide certified annual and monthly consolidated financial statements, certified periodic collateral reports, annual business plans, weekly statements of cash flows and weekly borrowing base determinations.

         The Company is also subject to customary covenants regarding the incurrence of additional indebtedness and liens, permitted investments, the sale and disposition of assets, affiliate transactions and the incurrence of certain claims and expenses. Under the Amended and Restated DIP Facility, the Company and its subsidiaries are subject to customary defaults, including, among other things, payment defaults, the failure to meet financial tests, material inaccuracies of representations and warranties, breach of covenants, and cross-defaults to other post-petition indebtedness. The Amended and Restated DIP Facility also contains other default provisions typically contained in debtor-in-possession financing facilities. The Company and the Subsidiary Guarantors each guarantee the loans and obligations under the Amended and Restated DIP Facility, and secure such guarantees and obligations with a security interest in the property and assets of the Company and the Subsidiary Guarantors.

         The Term Loan may be repaid or converted into new common equity of the Company upon the consummation of a plan of reorganization of the Company and the prior repayment of all outstanding revolving loans under the Amended and Restated DIP Facility. If the Harbert Distressed Fund is the plan investor in the Company's plan of reorganization, the Term Loan will be converted into new common equity of the Company following its emergence from chapter 11 at a conversion price which is equivalent to a 10% discount to the equity value of the Company upon emergence. If the Harbert Distressed Fund is not the plan investor, at the election of the Harbert Distressed Fund, the Term Loan and a related termination fee may be repaid in cash, or the Term Loan may be converted into new common equity of the Company at a conversion price which is the lesser of the equivalent of a 20% discount to the equity value of the Company upon emergence from chapter 11, or the price which is sufficient to convert the term loan into 25% of the new common equity upon emergence from chapter 11.

         The foregoing descriptions are qualified in their entirety by reference to the Amended and Restated DIP Facility, a copy of which is included with this Current Report on Form 8-K as Exhibit 10.1.

Item 7.01         Regulation FD Disclosure.

         As previously reported, on January 14, 2005, Friedman's and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of Georgia, located in Savannah (the "Bankruptcy Court") (Case No. 05-40129). On May 27, 2005, the Company filed with the Bankruptcy Court its monthly consolidated operating report, as required by the Bankruptcy Code, for the period April 2, 2005 through April 30, 2005 (the "Operating Report"), the text of which is included as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Statement Regarding Financial and Operating Data
-----------------------------------------------------------

         The Company cautions investors and potential investors not to place undue reliance on the information contained in the Operating Report. The Operating Report contains financial information that has not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Operating Report is in a format agreed to between the Debtors and the Office of the United States Trustee and should not be used for investment purposes. The Operating Report contains information for periods different from those required in the Company's reports pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), and that information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Operating Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements
---------------------------------------------------------

Some of the statements included in this Current Report on Form 8-K and in the Operating Report, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance and a variety of factors could cause the Company's actual results to differ materially from the anticipated or expected results expressed in these forward-looking statements. The Company undertakes no obligation to update or revise any such forward-looking statements. The forward-looking statements and the Company's liquidity, capital resources, and results of operations are subject to a number of risks and uncertainties, including, but not limited to, the following: the ability of the Company to operate as a going concern; the ability of the Company to continue to obtain use of cash collateral and/or debtor-in-possession (DIP) financing pursuant to the terms of such agreements; the ability of the Company to comply with the terms and conditions of its DIP financing, including its secured subordinated term loan with Harbert Distressed Investment Master Fund, Ltd.; court approval of the motions prosecuted by the Company from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 case; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of the Company to obtain trade credit, and shipments and terms with vendors and service providers for current orders; the Company's ability to maintain contracts that are critical to its operations; potential adverse developments with respect to the Company's liquidity and/or results of operations; competitive pressures from other retailers; trends in the economy as a whole which may affect consumer confidence and consumer demand for the types of goods sold by the Company; the ability of the Company to attract, retain and compensate key executives and associates; the ability of the Company to attract and retain customers; potential adverse publicity; the final results of the audit including the review of the calculation of our allowance for doubtful accounts; the results of the SEC and United States Attorney's Office for the Eastern District of New York investigations; the results of various litigation; the effect of the restatement on our credit facilities, including funding availability thereunder and our relationship with our lenders; the effect of the restatement on our future earnings, including any adjustments to previously announced earnings forecasts; and other risks factors identified from time to time in our SEC reports, including, but not limited to, the report on Form 10-K for the year ended September 28, 2002.

         Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of our various prepetition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. A plan of reorganization could result in holders of the Company's common stock receiving no distribution on account of their interest and cancellation of their interests. As described in the Company's public statements in response to the request submitted to the United States Trustee for the appointment of a statutory equity committee, holders of the Company's common stock (both Series A and Series B common stock) and other equity interests (such as options and warrants) should assume that they could receive little or no value as part of a plan of reorganization. In addition, under certain conditions specified under the Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that equity holders do not receive or retain property on account of their equity interests under the plan. In light of the foregoing, the Company considers the value of the common stock to be highly speculative and cautions equity holders that the stock may ultimately be determined to have no value. Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in the Company's common stock or any claims relating to prepetition liabilities and/or other interests in the Company such as warrants convertible into equity interests.

Item 8.01.        Other Events.

         On May 31, 2005, Friedman's issued a press release which announced that the Company had successfully closed the Amended and Restated DIP Facility. The press release also announced that the Bankruptcy Court entered orders in connection with the following matters at the Company's monthly omnibus hearing on May 26, 2005:

o An order authorizing the Company to consent to the Harbert Distressed Fund's entry into various participation agreements with certain of Friedman's vendors in connection with such vendors' claims under Friedman's prepetition secured trade credit program. As previously announced by the Company, its consent to the assignment of such claims is conditioned upon the occurrence of an effective date of a plan of reorganization in the Company's chapter 11 case and a particular vendor's compliance with certain trade terms, including obligations to fulfill the Company's 2005 holiday orders.

o An order suspending all discovery and proceedings on the court's trial calendar with respect to litigation between Friedman's and Jewelry Investors II, L.L.C., the term lender under the Company's prepetition senior secured credit facility, pending the Bankruptcy Court's consideration of a definitive settlement agreement between the Company and Jewelry Investors. The litigation relates to certain disputed claims by Jewelry Investors against the Company in connection with the Company's February 25, 2005 repayment of the term loan portion of its prepetition senior secured credit facility. Jewelry Investors had alleged damages of at least $13.1 million plus unspecified contingent claims, all of which have been settled for a $1.9 million allowed secured claim by the Harbert Distressed Fund (which will purchase certain of Jewelry Investors' claims in connection with the settlement) and various releases. In addition, an escrow in the amount of $300,000 established earlier in the chapter 11 cases for Jewelry Investors' benefit will be returned to Friedman's. The settlement, which has been approved by the Company's Board of Directors and Friedman's Official Committee of Unsecured Creditors, remains subject to approval of the Bankruptcy Court, which is scheduled to consider the merits of the settlement at the June 30, 2005 omnibus hearing.

         The text of the press release is included as Exhibit 99.2

Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits.

Exhibit
Number                Description
------                -----------

Exhibit 10.1 Amended and Restated Secured Super-Priority Debtor In Possession Credit Agreement, dated as of May 27, 2005, by and among Friedman's Inc., and certain of its subsidiaries party thereto, and the lenders and issuers party thereto, and Citicorp USA, Inc., as Administrative Agent

Exhibit 99.1 Monthly Operating Statements for the period April 2, 2005 through April 30, 2005

Exhibit 99.2          Press Release dated May 31, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FRIEDMAN'S INC.


Date:     June 3, 2005                    By: /s/ C. Steven Moore
                                              ---------------------------------
                                              C. Steven Moore
                                              Chief Administrative Officer
                                              and General Counsel

                                 EXHIBIT INDEX

Exhibit
Number                Description
------                -----------

Exhibit 10.1 Amended and Restated Secured Super-Priority Debtor In Possession Credit Agreement, dated as of May 27, 2005, by and among Friedman's Inc., and certain of its subsidiaries party thereto, and the lenders and issuers party thereto, and Citicorp USA, Inc., as Administrative Agent

Exhibit 99.1 Monthly Operating Statements for the period April 2, 2005 through April 30, 2005

Exhibit 99.2          Press Release dated May 31, 2005